                                                                    Exhibit 99.1

                       TECHNOLOGY INVESTMENT CAPITAL CORP.
                         8 Sound Shore Drive, Suite 255
                               Greenwich, CT 06830
                     Tel: (203) 983-5275 Fax: (203) 983-5290

                     TICC ANNOUNCES TERMS OF RIGHTS OFFERING

GREENWICH, CT - 12/20/2004 - Technology Investment Capital Corp. (the "Company")
(NASDAQ: TICC) announced today that its Board of Directors has approved the terms of a transferable rights offering of additional common stock of the
Company (the "Offer"). The Offer will be made only by means of a prospectus.

The Company will issue to shareholders of record as of December 29, 2004 (the
"Record Date"), one transferable right for each share of common stock held. In order to be a Record Date shareholder, investors must purchase shares of the
Company by no later than December 23, 2004. The rights will entitle holders to subscribe for additional shares of the Company's common stock at a discounted price. Holders will be able to purchase one share of common stock for every three rights held on the Record Date. Record Date shareholders who receive less than three rights will be entitled to purchase one share. The rights are transferable and are expected to be admitted for trading on the Nasdaq National
Market under the symbol "TICCR," and to begin trading on December 27, 2004 on a when issued basis.

     Important Dates:

           Rights Begin Trading:                 December 27, 2004
           Ex-Rights Date:                       December 27, 2004
           Record Date:                          December 29, 2004
           Expiration Date (unless extended):    January 25, 2005

The subscription price will not be determined until the expiration of the Offer at 5:00 p.m. New York City time on January 25, 2005 (the "Expiration Date"), unless extended. The subscription price (the "Subscription Price") will be calculated as 97.5% of the volume-weighted average of the sale prices of the
Company's shares of common stock on the Nasdaq National Market on the Expiration
Date.

Record Date shareholders who exercise all rights issued to them will be entitled to subscribe for additional shares at the Subscription price pursuant to an over-subscription privilege. If sufficient shares are not available to honor all over-subscription requests, available shares will be allocated pro rata among those eligible Record Date shareholders who over-subscribe based on the number of rights issued to them by the Company on the Record Date.

UBS Securities LLC has been selected by the Company to act as Dealer Manager for the Offer.

ABOUT TECHNOLOGY INVESTMENT CAPITAL CORP.

We are a publicly-traded business development company principally engaged in providing capital to small to mid-size technology-related companies. While the structures of our financings vary, we look to invest primarily in the debt and equity of established technology-related businesses. Companies interested in learning more about financing opportunities should contact Barry Osherow at
(203) 661-9572 or visit our website at www.ticc.com.

INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVE, RISKS, AND CHARGES
AND EXPENSES OF THE COMPANY. THIS INFORMATION CAN BE FOUND IN THE COMPANY'S
PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED BY CONTACTING THE INFORMATION AGENT,
EQUISERVE TRUST COMPANY, N.A., AT (732) 417-2653. AN INVESTOR SHOULD CAREFULLY
READ THE COMPANY'S PROSPECTUS BEFORE INVESTING.

THE INFORMATION IN THIS DOCUMENT IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT
SELL THE SECURITIES REFERENCED HEREIN UNTIL THE REGISTRATION STATEMENT FILED
WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS DOCUMENT IS NOT
AN OFFER TO SELL THE SECURITIES REFERENCED HEREIN AND IS NOT AN OFFER TO BUY
SUCH SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements subject to the inherent uncertainties in predicting future results and conditions. Any statements that are not statements of historical fact (including statements containing the words
"believes," "plans," "anticipates," "expects," "estimates" and similar expressions) should also be considered to be forward-looking statements. Certain factors could cause actual results and conditions to differ materially from those projected in these forward-looking statements. These factors are identified from time to time in our filings with the Securities and Exchange
Commission. We undertake no obligation to update such statements to reflect subsequent events.

                     For further information please contact:

                          EquiServe Trust Company, N.A.

                                 (732) 417-2653